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                                                                       Exhibit 4

                            INCORPORATED UNDER THE LAWS
                              OF THE STATE OF WYOMING
                               CLASS A COMMON STOCK

   NO. A-                                                               SHARES

                              OLD BALDY CORPORATION

TRANSFER OF THESE SHARES IS RESTRICTED BY THE ARTICLES OF INCORPORATION OF THE CORPORATION

THIS CERTIFIES that

is the owner of

SHARES OF THE CLASS A COMMON STOCK, $.10 PAR VALUE, OF

                              OLD BALDY CORPORATION

     transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

     IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this ________ day of _____________________ A.D. _____


/s/______________________________    [Seal]   /s/_______________________________
        ASSISTANT SECRETARY                               PRESIDENT


                             SHARES $.10 EACH

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                              OLD BALDY CORPORATION

Transfer of the Shares represented by this Certificate is restricted by the Articles of Incorporation of the Old Baldy Corporation.

FOR VALUE RECEIVED, _____________ hereby sell, assign and transfer unto
_____________________________________________________________________________
Shares of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________
Attorney to transfer the said Stock on the books of the within named Company with full power of substitution in the premises.

Dated _____________________, 20__

In presence of

__________________________________           ___________________________________

                                     NOTICE: THE SIGNATURE OF THIS
                                             ASSIGNMENT MUST CORRESPOND
                                             WITH THE NAME AS WRITTEN UPON
                                             THE FACE OF THE CERTIFICATE,
                                             IN EVERY PARTICULAR, WITHOUT
                                             ALTERATION OR ENLARGEMENT, OR
                                             ANY CHANGE WHATEVER.